Exhibit 99.1

News Release

For immediate release:

Contact:	(Investors)	(Media)
	Jerry Richards	Anna Torma
	509.835.1521	509.835.1558

PotlatchDeltic Corporation Reports Second Quarter 2022 Results

SPOKANE, Wash., July 25, 2022 (BUSINESS WIRE) – PotlatchDeltic Corporation (Nasdaq: PCH) today reported net income of $120.2 million, or $1.72 per diluted share, on revenues of $359.6 million for the quarter ended June 30, 2022. Excluding an after-tax gain on insurance recoveries, adjusted net income was $112.9 million, or $1.61 per diluted share for the second quarter of 2022. Net income was $187.9 million, or $2.77 per diluted share, on revenues of $447.5 million for the quarter ended June 30, 2021.

Second Quarter 2022 Highlights

•
Generated Total Adjusted EBITDDA of $175.1 million and Total Adjusted EBITDDA margin of 49%
•
Entered into definitive merger agreement with CatchMark to create leading integrated timber REIT
•
Announced $131 million expansion and modernization of Waldo, Arkansas sawmill
•
Closed or pending timberland bolt-on acquisitions were $101 million
•
Widened strong liquidity position to $810 million as of June 30, 2022

“Our second quarter 2022 financial results reflect strong performance across all of our businesses,” said Eric Cremers, president and chief executive officer. “We continue to capitalize on attractive lumber prices, which we expect to remain higher than long-term averages for the rest of 2022. Key recent accomplishments include the announcement of our pending merger with CatchMark, a decision to spend $131 million to modernize and expand our Waldo, Arkansas sawmill, and returning cash of $35 million to shareholders, including $5 million of share repurchases. I am very excited about our growth opportunities and we are well-positioned with our strong balance sheet and liquidity to deliver exceptional shareholder value over the long-term,” stated Mr. Cremers.

Financial Highlights

($ in millions, except per share data)	Q2 2022	Q1 2022	Q2 2021
Revenues	$359.6	$411.4	$447.5
Net income	$120.2	$163.9	$187.9
Weighted average shares outstanding, diluted (in thousands)	69,791	69,623	67,732
Net income per diluted share	$1.72	$2.35	$2.77

Adjusted Net Income	$112.9	$174.6	$187.9
Adjusted Net Income Per Diluted Share	$1.61	$2.50	$2.77

Total Adjusted EBITDDA	$175.1	$245.6	$275.0
Dividends per share	$0.44	$0.44	$0.41
Net cash from operations	$147.9	$230.3	$171.4
Cash and cash equivalents	$511.2	$470.9	$512.0

Business Performance: Q2 2022 vs. Q1 2022

Timberlands

Second Quarter 2022 Highlights

•
Timberlands Adjusted EBITDDA decreased $18.5 million from Q1 2022
•
Northern harvest volumes decreased due to spring break-up and unseasonably wet weather in June
•
Northern sawlog prices increased 7.5% primarily due to higher indexed sawlog prices and seasonally lighter logs
•
Southern sawlog harvest volumes were slightly lower and saw log prices were relatively flat
•
Higher log & haul costs were primarily driven by increased fuel costs
•
Forest management costs increased due to seasonally higher activities

($ in millions)	Q2 2022	Q1 2022	$ Change
Timberlands Revenues	$105.5	$123.7	$(18.2)

Timberlands Adjusted EBITDDA	$57.9	$76.4	$(18.5)

Wood Products

Second Quarter 2022 Highlights

•
Wood Products Adjusted EBITDDA decreased $42.8 million from Q1 2022
•
Average lumber price decreased 20% to $865 per MBF in Q2 2022
•
Log costs increased primarily due to higher indexed pricing in Idaho
•
Lumber shipments increased 9% to 254 MMBF in Q2 2022

($ in millions)	Q2 2022	Q1 2022	$ Change
Wood Products Revenues	$266.6	$295.7	$(29.1)

Wood Products Adjusted EBITDDA	$107.2	$150.0	$(42.8)

Real Estate

Second Quarter 2022 Highlights

•
Real Estate Adjusted EBITDDA decreased $8.3 million from Q1 2022
•
Sold 12,749 acres of rural land at an average price of $1,290 / acre
•
Sold 45 residential lots at an average price of $134,373 / lot
•
Sold 3 commercial acres for $685,713 / acre

($ in millions)	Q2 2022	Q1 2022	$ Change
Real Estate Revenues	$26.7	$34.1	$(7.4)

Real Estate Adjusted EBITDDA	$21.8	$30.1	$(8.3)

Non-GAAP Measures

This press release includes certain non-GAAP financial measures, which management believes are useful to investors, securities analysts and other interested parties. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP.

Management uses Adjusted EBITDDA to evaluate the performance of the company. This is a non-GAAP measure that represents EBITDDA before certain items that impact comparison of the performance of our business either period-over-period or with other businesses.

Adjusted Net Income and Adjusted Net Income Per Diluted Share are non-GAAP measures that represent GAAP net income and GAAP net income per diluted share before certain items that impact the ability of investors, securities analysts and other interested parties to compare the performance of our business, either period-over-period or with other businesses.

Reconciliations to GAAP are set forth in the accompanying schedules.

Conference Call Information

A live conference call and webcast will be held Tuesday, July 26, 2022, at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time). Investors may access the webcast at www.potlatchdeltic.com by clicking on the Investors link or by conference call at 1-888-510-2008 for U.S./Canada and 1-646-960-0306 for international callers. Participants will be asked to provide conference I.D. number 7281983. Supplemental materials that will be discussed during the call are available on the website.

A replay of the conference call will be available two hours following the call until August 2, 2022, by calling 1-800-770-2030 for U.S./Canada or 1-647-362-9199 for international callers. Callers must enter conference I.D. number 7281983 to access the replay.

About PotlatchDeltic

PotlatchDeltic (Nasdaq: PCH) is a leading Real Estate Investment Trust (REIT) that owns approximately 1.8 million acres of timberlands in Alabama, Arkansas, Idaho, Louisiana and Mississippi. Through its taxable REIT subsidiary, the company also operates six sawmills, an industrial-grade plywood mill, a residential and commercial real estate development business and a rural timberland sales program. PotlatchDeltic, a leader in sustainable forest management, is committed to environmental and social responsibility and to responsible governance. More information can be found at www.potlatchdeltic.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, our expectations regarding the company’s revenues, costs and expenses; favorable housing market fundamentals and demand for lumber and lumber prices; disciplined capital allocation strategy; pending merger transaction with CatchMark Timber Trust, Inc., modernization of the Waldo, Arkansas sawmill, business conditions and strategies; and similar matters. Words such as “anticipate,” “expect,” “will,” “intend,” “plan,” “target,” “project,” “believe,” “seek,” “schedule,” “estimate,” “could,” “can,” “may,” and similar expressions are intended to identify such forward-looking statements. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about PotlatchDeltic. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond PotlatchDeltic’s control, including the impact of COVID-19 and its variants, governmental responses to such outbreaks, and anticipated recovery from the pandemic on our business, suppliers, customers and employees; changes in the U.S. housing market; changes in timberland values; changes in timber harvest levels on the company's lands; changes in timber prices; changes in policy regarding governmental timber sales; availability of logging contractors and shipping capacity; changes in the United States and international economies and effects on our customers and suppliers; changes in interest rates; credit availability and homebuyers’ ability to qualify for mortgages; availability of labor and developable land; changes in the level of construction and remodeling activity; changes in foreign demand; changes in tariffs, quotas and trade agreements involving wood products; currency fluctuation; changes in demand for our products and real estate; changes in production and production capacity in the forest products industry; competitive pricing pressures for our products; unanticipated manufacturing disruptions; disruptions or inefficiencies in our supply chain and/or operations; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; fires at our facilities and on our timberland and other catastrophic events; restrictions on harvesting due to fire danger; changes in raw material, fuel and other costs; transportation disruptions; share price; the successful execution of the company’s strategic plans; the failure of CatchMark’s shareholders to approve the merger transaction, or the occurrence of any event, change, or other circumstance that could give rise to a termination of the definitive agreement relating to the proposed merger transaction, the company’s ability and its contractors’ ability to implement the modernization plan for the Waldo, Arkansas sawmill, the company’s ability to meet expectations; and the other factors described in PotlatchDeltic’s Annual Report on Form 10-K and in the company’s other filings with the SEC. PotlatchDeltic assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

PotlatchDeltic Corporation

Condensed Consolidated Statements of Operations

Unaudited

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
(in thousands, except per share amounts)	2022	2022	2021	2022	2021
Revenues	$359,597	$411,350	$447,506	$770,947	$801,699
Costs and expenses:
Cost of goods sold	191,334	179,847	177,779	371,181	347,081
Selling, general and administrative expenses	20,412	16,294	19,512	36,706	36,270
(Gain) loss on fire damage	(9,868)	276	—	(9,592)	—
	201,878	196,417	197,291	398,295	383,351
Operating income	157,719	214,933	250,215	372,652	418,348
Interest expense, net	(7,419)	(2,894)	(8,199)	(10,313)	(11,773)
Pension settlement charge	—	(14,165)	—	(14,165)	—
Non-operating pension and other postretirement employee benefit costs	(1,809)	(1,929)	(3,271)	(3,738)	(6,685)
Income before income taxes	148,491	195,945	238,745	344,436	399,890
Income taxes	(28,269)	(32,065)	(50,840)	(60,334)	(80,879)
Net income	$120,222	$163,880	$187,905	$284,102	$319,011

Net income per share:
Basic	$1.73	$2.36	$2.79	$4.09	$4.74
Diluted	$1.72	$2.35	$2.77	$4.07	$4.71
Dividends per share	$0.44	$0.44	$0.41	$0.88	$0.82
Weighted-average shares outstanding:
Basic	69,580	69,419	67,316	69,502	67,265
Diluted	69,791	69,623	67,732	69,731	67,664

PotlatchDeltic Corporation

Condensed Consolidated Balance Sheet

Unaudited

(in thousands, except per share amounts)	June 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$511,157	$296,151
Customer receivables, net	43,989	31,028
Inventories, net	64,247	72,369
Other current assets	31,833	21,630
Total current assets	651,226	421,178
Property, plant and equipment, net	314,840	292,320
Investment in real estate held for development and sale	60,143	65,604
Timber and timberlands, net	1,704,256	1,682,671
Intangible assets, net	15,101	15,491
Other long-term assets	126,353	57,951
Total assets	$2,871,919	$2,535,215

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$110,184	$78,209
Current portion of long-term debt	39,989	42,977
Current portion of pension and other postretirement employee benefits	4,993	4,993
Total current liabilities	155,166	126,179
Long-term debt	715,748	715,279
Pension and other postretirement employee benefits	91,703	83,674
Deferred tax liabilities, net	40,725	34,874
Other long-term obligations	25,026	49,076
Total liabilities	1,028,368	1,009,082
Commitments and contingencies
Stockholders' equity:
Common stock, $1 par value, authorized 100,000 shares, issued and outstanding 69,280 and 69,064 shares	69,280	69,064
Additional paid-in capital	1,785,383	1,781,217
Accumulated deficit	(62,074)	(280,910)
Accumulated other comprehensive income (loss)	50,962	(43,238)
Total stockholders’ equity	1,843,551	1,526,133
Total liabilities and stockholders' equity	$2,871,919	$2,535,215

PotlatchDeltic Corporation

Condensed Consolidated Statements of Cash Flows

Unaudited

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$120,222	$163,880	$187,905	$284,102	$319,011
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	20,379	19,874	17,432	40,253	35,831
Basis of real estate sold	7,325	10,854	7,213	18,179	16,036
Change in deferred taxes	34	(2,123)	(928)	(2,089)	562
Pension and other postretirement employee benefits	3,540	3,857	5,484	7,397	11,111
Pension settlement charge	—	14,165	—	14,165	—
Equity-based compensation expense	2,368	2,056	2,140	4,424	4,070
(Gain) loss on fire damage	(9,868)	276	—	(9,592)	—
Other, net	(308)	(291)	92	(599)	(295)
Change in working capital and operating-related activities, net	(1,236)	21,208	(43,867)	19,972	(37,154)
Real estate development expenditures	(3,029)	(2,161)	(1,684)	(5,190)	(3,999)
Funding of pension and other postretirement employee benefits	(968)	(1,296)	(2,412)	(2,264)	(3,833)
Proceeds from insurance recoveries	9,428	—	—	9,428	—
Net cash from operating activities	147,887	230,299	171,375	378,186	341,340

CASH FLOWS FROM INVESTING ACTIVITIES
Property, plant and equipment additions	(24,211)	(12,566)	(8,181)	(36,777)	(15,943)
Timberlands reforestation and roads	(3,740)	(4,648)	(3,998)	(8,388)	(7,954)
Acquisition of timber and timberlands	(42,218)	—	(2,192)	(42,218)	(2,192)
Other, net	(1,475)	92	446	(1,383)	635
Net cash from investing activities	(71,644)	(17,122)	(13,925)	(88,766)	(25,454)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to common stockholders	(30,524)	(30,524)	(27,489)	(61,048)	(54,973)
Repurchase of common stock	(4,156)	—	—	(4,156)	—
Repayment of long-term debt	—	(3,000)	—	(3,000)	—
Other, net	(1,023)	(1,071)	(632)	(2,094)	(1,223)
Net cash from financing activities	(35,703)	(34,595)	(28,121)	(70,298)	(56,196)
Change in cash, cash equivalents and restricted cash	40,540	178,582	129,329	219,122	259,690
Cash, cash equivalents and restricted cash, beginning	475,354	296,772	382,701	296,772	252,340
Cash, cash equivalents and restricted cash, ending	$515,894	$475,354	$512,030	$515,894	$512,030

PotlatchDeltic Corporation

Segment Information

Unaudited

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
(in thousands)	2022	2022	2021	2022	2021
Revenues
Timberlands	$105,486	$123,657	$121,216	$229,143	$233,132
Wood Products	266,633	295,742	357,673	562,375	626,969
Real Estate	26,736	34,065	15,998	60,801	36,311
	398,855	453,464	494,887	852,319	896,412
Intersegment Timberlands revenues	(39,258)	(42,114)	(47,381)	(81,372)	(94,713)
Consolidated revenues	$359,597	$411,350	$447,506	$770,947	$801,699

Adjusted EBITDDA[1]
Timberlands	$57,890	$76,434	$77,259	$134,324	$145,117
Wood Products	107,256	149,951	204,533	257,207	330,088
Real Estate	21,816	30,124	11,788	51,940	28,381
Corporate	(13,912)	(9,584)	(12,822)	(23,496)	(23,532)
Eliminations and adjustments	2,120	(1,363)	(5,774)	757	(10,084)
Total Adjusted EBITDDA	175,170	245,562	274,984	420,732	469,970
Interest expense, net	(7,419)	(2,894)	(8,199)	(10,313)	(11,773)
Depreciation, depletion and amortization	(20,007)	(19,502)	(17,029)	(39,509)	(35,025)
Basis of real estate sold	(7,325)	(10,854)	(7,213)	(18,179)	(16,036)
Gain (loss) on fire damage	9,868	(276)	—	9,592	—
Pension settlement charge	—	(14,165)	—	(14,165)	—
Non-operating pension and other postretirement employee benefits	(1,809)	(1,929)	(3,271)	(3,738)	(6,685)
Gain (loss) on disposal of fixed assets	13	3	(527)	16	(561)
Income before income taxes	$148,491	$195,945	$238,745	$344,436	$399,890

Depreciation, depletion and amortization
Timberlands	$11,563	$12,161	$10,482	$23,724	$21,899
Wood Products	8,136	7,021	6,179	15,157	12,382
Real Estate	173	170	160	343	315
Corporate	135	150	208	285	429
	20,007	19,502	17,029	39,509	35,025
Bond discounts and deferred loan fees[2]	372	372	403	744	806
Total depreciation, depletion and amortization	$20,379	$19,874	$17,432	$40,253	$35,831

Basis of real estate sold
Real Estate	$7,328	$10,860	$7,219	$18,188	$16,048
Eliminations and adjustments	(3)	(6)	(6)	(9)	(12)
Total basis of real estate sold	$7,325	$10,854	$7,213	$18,179	$16,036

1 Management uses Adjusted EBITDDA to evaluate company and segment performance. See the reconciliation of Total Adjusted EBITDDA below.

2 Bond discounts and deferred loan fees are included in interest expense, net in the Condensed Consolidated Statements of Operations.

PotlatchDeltic Corporation

Reconciliations

Unaudited

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
(in thousands, except per share amount)	2022	2022	2021	2022	2021
Total Adjusted EBITDDA
Net income (GAAP)	$120,222	$163,880	$187,905	$284,102	$319,011
Interest expense, net	7,419	2,894	8,199	10,313	11,773
Income taxes	28,269	32,065	50,840	60,334	80,879
Depreciation, depletion and amortization	20,007	19,502	17,029	39,509	35,025
Basis of real estate sold	7,325	10,854	7,213	18,179	16,036
(Gain) loss on fire damage	(9,868)	276	—	(9,592)	—
Pension settlement charge	—	14,165	—	14,165	—
Non-operating pension and other postretirement benefit costs	1,809	1,929	3,271	3,738	6,685
(Gain) loss on disposal of fixed assets	(13)	(3)	527	(16)	561
Total Adjusted EBITDDA	$175,170	$245,562	$274,984	$420,732	$469,970

Adjusted Net Income
Net income (GAAP)	$120,222	$163,880	$187,905	$284,102	$319,011
Special items:
(Gain) loss on fire damage, after tax	(7,351)	205	—	(7,146)	—
Pension settlement charge, after tax	—	10,553	—	10,553	—
Adjusted net income	$112,871	$174,638	$187,905	$287,509	$319,011

Adjusted Net Income Per Diluted Share
Net income per diluted share (GAAP)	$1.72	$2.35	$2.77	$4.07	$4.71
Special items:
(Gain) loss on fire damage, after tax	(0.11)	—	—	(0.10)	—
Pension settlement charge, after tax	—	0.15	—	0.15	—
Adjusted net income per diluted share	$1.61	$2.50	$2.77	$4.12	$4.71